UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 21, 2007

______________

Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On June 1, 2007 Cord Blood America, Inc. (CBAI) entered into a placement agent agreement with an unaffiliated party, RHK Midtown Partners, LLC of New York, NY.  This agreement allows for RHK Midtown Partners to act as lead placement agent in investigating additional financing opportunities for Cord Blood America in 2007, in exchange for one-hundred fifty thousand dollars ($150,000) or 1,875,000 shares in non-refundable shares of the Company’s common stock (the “Common Stock”) traded on the OTCBB.  For the successful closing of a transaction, RHK Midtown Partners will be paid a placement agent fee of 7% on the economic value of the Transaction; The Fee may be payable in cash or securities of the Company.  The exhibit is attached hereto as exhibit 10.145.

On May 21, 2007, Cord Blood America, Inc. (the “Company”) entered into an Exclusive Consulting Agreement with Dr. Jean Fuselier, Sr. an individual (the “Consultant”). Pursuant to the Exclusive Consulting Agreement for Services, Dr. Jean Fuselier receives a $15,000 per month advisory fee for his services, payable in non-refundable shares of the Company’s common stock (the “Common Stock”) traded on the OTCBB.  The term of this agreement is for 36 months.  The agreement is attached hereto as exhibits and incorporated by reference (Exhibit 10.146 attached hereto).

On May 21, 2007, Cord Blood America, Inc. (the “Company”) entered into an Exclusive Consulting Agreement with Fuselier Holding, LLC (the “Consultant”). Pursuant to the Exclusive Consulting Agreement for Services, Fuselier Holding, LLC receives a $21,111 advisory fee per month for their services, payable in restricted non-refundable shares of the Company’s common stock (the “Common Stock”) traded on the OTCBB.  The term of this agreement is for 36 months.  The agreement is attached hereto as exhibits and incorporated by reference (Exhibit 10.147 attached hereto).

ITEM 5.02  Election of Directors, Appointment of Principal Officers

On June 1, 2007, Cord Blood America Inc.’s board of directors unanimously elected Mr. Rick Neeson to serve on the Company’s board.   The election terms are as follows:

➢

A (2) two year term

➢

A variable amount of  restricted shares of CBAI.ob stock per year of service

➢

All travel related expense reimbursement associated with Board requested activities.

➢

Expense reimbursement for requested activities that further the business cause of CBAI

➢

Officer and Director Liability Coverage

The information contained in the election is incorporated herein by reference and filed as Exhibit 10.148 hereto.

ITEM 8.01.  Other Events

On May 29, 2007, Cord Blood America Inc. publicly disseminated a press release announcing the Company’s support of stem cell findings regarding the production of insulin. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.45 hereto.

ITEM 9.01  Financial Statements and Exhibits

10.145	Placement Agent Agreement – Midtown Partners
10.146	Exclusive Consulting Agreement – Dr. Jean Fuselier
10.147	Exclusive Consulting Agreement – Fuselier Holding
10.148	Election of Principal Director
99.45	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
Date: June 4, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer